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                 Supplement to Prospectuses Dated May 1, 2006
                       Supplement dated August 14, 2006

Supplement dated August 14, 2006 to the May 1, 2006 Prospectuses for the following annuity products: American Skandia Advisor Plan III, American Skandia APEX(R) II, American Skandia XTra Credit Six, American Skandia LifeVest(R) II, Advisors Choice (R)/2000/, Optimum, Optimum Four and Optimum Plus, as previously supplemented (the "Prospectuses").

This Supplement should be read and retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance Corporation ("American Skandia"). This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please contact American Skandia at 1-800-752-6342.

We are issuing this supplement to each Prospectus in order to: (1) describe certain changes regarding the step-up feature of the Lifetime Five Income Benefit and the Spousal Lifetime Five Income Benefit; (2) reflect a change to the non-fundamental investment policies of one American Skandia Trust ("AST") portfolio; (3) reflect the removal of a sub-advisor for one AST portfolio and the addition of sub-advisors for two AST Portfolios; and (4) modify the disclosure concerning certain payment arrangements. All of these changes apply to each Prospectus and will be effective on or about August 14, 2006, unless specifically stated otherwise.

1. Administrative Changes to Certain Optional Benefits

Lifetime Five Income Benefit

The following prospectus revisions reflect, for elections of this benefit on or after March 20, 2006, a reduced waiting period (i.e. from 3 years to 1 year) for the step-up of certain values associated with the Lifetime Five Income Benefit and a change to the threshold requirement associated with the Auto Step-Up feature of the benefit:

A. In the section of each Prospectus entitled "Living Benefit Programs", sub-section "Lifetime Five Income Benefit (Lifetime Five)", under the heading "Key Feature - Protected Withdrawal Value" the following replaces the second and third paragraphs:

   You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

If you elected the Lifetime Five program on or after March 20, 2006:

  . you are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five program

  . the Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up

If you elected the Lifetime Five program prior to March 20, 2006 and that original election remains in effect:

  . you are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under the Lifetime Five program

  . the Protected Withdrawal Value can be stepped up again on or after the 5th anniversary of the preceding step-up

   In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

       An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

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If you elected the Lifetime Five program on or after March 20, 2006 and have also elected the Auto Step-Up feature:

  . the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five program or (2) the most recent step-up

  . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount

  . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

  . once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up

If you elected the Lifetime Five program prior to March 20, 2006 and have also elected the Auto Step-Up feature:

  . the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five Program benefit or (2) the most recent step-up

  . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by 5% or more

  . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

  . once a step-up occurs, the next Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the most recent step-up

       In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

B. "Example 3. Step-up of the Protected Withdrawal Value" under the "Lifetime Five Income Benefit (Lifetime Five)" section of each Prospectus is replaced with the following:

Example 3. Step-up of the Protected Withdrawal Value

If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 3 years, the Protected Withdrawal Value on February 1, 2010 would be reduced to $225,250 {$265,000 - ($13,250 X 3)}. If a step-up is elected on February 1, 2010, then the following values would result:

..   Protected Withdrawal Value = Account Value on February 1, 2010 = $280,000

..   Annual Income Amount is equal to the greater of the current Annual Income
    Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped up Protected Withdrawal Value is 5% of $280,000, which is $14,000. Therefore, the Annual Income Amount is increased to $14,000.

..   Because the Issue Date and Effective Date of Lifetime Five for this example is prior to March 20, 2006, if the step-up request on February 1, 2010 was due to the election of the auto step-up feature, we would first check to see if an auto step-up should occur by checking to see if 5% of the Account Value exceeds the Annual Income Amount by 5% or more. 5% of the Account Value is equal to 5% of $280,000, which is $14,000. 5% of the Annual Income Amount ($13,250) is $662.50, which added to the Annual Income Amount is $13,912.50. Since 5% of the Account Value is greater than $13,912.50, the step-up would still occur in this scenario, and all of the values would be increased as indicated above. Had the Issue Date and Effective Date of the Lifetime Five benefit been on or after March 20, 2006, the step-up would still occur because 5% of the Account Value is greater than the Annual Income Amount.

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..   Annual Withdrawal Amount is equal to the greater of the current Annual
    Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $280,000, which is $19,600. Therefore the Annual Withdrawal Amount is increased to $19,600.

Spousal Lifetime Five Income Benefit

The following prospectus revisions reflect a reduced waiting period (i.e. from 3 years to 1 year) for the step-up of the Annual Income Amount and a change to the threshold requirement associated with the Auto Step-Up feature:

A. In the section of each Prospectus entitled "Living Benefit Programs", sub-section "Spousal Lifetime Five Income Benefit (Spousal Lifetime Five)", under the heading "Key Feature - Annual Income Amount under the Spousal Life Income Benefit" the following replaces the second and third paragraphs:

       You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under the Spousal Lifetime Five program. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the program, and on the date you elect to step-up, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

       An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five program or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

B. "Example 3. Step-up of the Annual Income Amount" under the "Spousal Lifetime Five Income Benefit (Spousal Lifetime Five)" section of each Prospectus is replaced with the following:

Example 3. Step-up of the Annual Income Amount

If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

2. Investment Policy Change

As a result of an investment policy change to the AST Goldman Sachs Small-Cap Value Portfolio, effective August 25, 2006, the chart in the Prospectus in the section entitled "Investment Options/What are the Investment Objectives and Policies of the Portfolios?" is revised as follows:

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INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

                                                                                      PORTFOLIO
STYLE/                                                                                ADVISOR/
TYPE      INVESTMENT OBJECTIVES/POLICIES                                             SUB-ADVISOR
------    ---------------------------------------------------------------------  -------------------
Small Cap AST Goldman Sachs Small-Cap Value Portfolio: seeks long-term capital   Goldman Sachs Asset
Value     appreciation. The Portfolio will seek its objective through            Management, L.P.
          investments primarily in equity securities that are believed to be undervalued in the marketplace. The Portfolio primarily seeks companies that are small-sized, based on the value of their outstanding stock. The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The
          Portfolio generally defines small capitalization companies as stocks of companies with market capitalizations that are within the range of the Russell 2000 Value Index at the time of purchase.

3. Sub-advisor Changes/Additions

   a. Effective June 16, 2006, Goldman Sachs Asset Management, L.P. (GSAM) is no longer a sub-advisor of the AST High Yield Portfolio. To reflect this change, the chart in the Prospectus in the section entitled "Investment Options/What are the Investment Objectives and Policies of the Portfolios?" GSAM is deleted from the column entitled "Portfolio Advisor/Sub-Advisor" for the Portfolio.

   b. Effective on or about November 13, 2006, Marsico Capital Management, LLC (Marsico) will be added as a sub-advisor to the AST William Blair International Growth Portfolio and the name of the Portfolio will be changed to the "AST International Growth Portfolio". As a result, the chart in the Prospectus in the section entitled "Investment Options/What are the Investment Objectives and Policies of the Portfolios?" is revised to reflect these changes.

   c. Effective on or about November 13, 2006, Thornburg Investment Management, Inc. ("Thornburg") will be added as a sub-advisor to the AST LSV International Value Portfolio and the name of the Portfolio will be changed to the "AST International Value Portfolio". As a result, the chart in the Prospectus in the section entitled "Investment Options/What are the Investment Objectives and Policies of the Portfolios?" is revised to reflect these changes.

4. Service Fees

In the section of each Prospectus entitled "General Information", sub-section "What Is The Structure Of The Underlying Funds?", under the heading "Service Fees Payable to American Skandia," we replace the second paragraph that begins "[I]n addition, the investment adviser, sub-adviser or distributor . . ." with the following:

In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.

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